ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At August 31, 2000 the Company's net assets were equivalent to R144.93 ($20.80) per share. This compares with R138.62 ($22.51) per share at November 30, 1999 the end of the Company's previous fiscal year. Net asset values are computed in terms of rand, the currency of the Republic of South Africa, and then converted to United States dollars at the rand exchange rate as described in Note (1)B, on page 7. The most recent net asset value similarly calculated was R135.14 ($18.52) per share at September 21, 2000 at which date our shares sold at a market price of $16.63 per share, a discount of 10.2% to the net asset value.

     Net investment income for the nine months ended August 31, 2000 was equivalent to $.45 per share vs. $.46 for the same period last year. The Board of Directors declared a dividend of $.15 per share on July 27, 2000 payable August 24, 2000 to shareholders of record on August 17, 2000.

     With the exception of a short-lived rally up to $293 per ounce in mid June, gold has traded quietly in the $270-$280 range throughout the three months ended August 31, 2000. Gold mining stocks have generally drifted lower during this period, reflecting the lackluster market for gold bullion. With the dollar strong against the Euro and Asian currencies and financial markets remaining relatively calm, there is little in the current economic environment to create interest among investors in the gold sector.

     There are, however, several developments which could contribute to a firming in the gold price. These developments include: (1) Forward selling of gold by the mining companies appears to have leveled off. (2) Gold sales by central banks in Switzerland, United Kingdom, and more recently Uruguay and Chile, which continue to impact the market. (3) A $35 per barrel oil price, up three and one-half times since last year's low. This is resulting in strikes in France and has caused President Clinton to warn that high oil prices could trigger a recession in the United States. (4) Other commodities have been moving higher, copper recently has been quoted at over $0.90 per pound, up fifty percent since last year. (5) The euro has resumed its decline and at approximately $0.87 to the U.S. dollar is about 25% below the price it was at the time of its creation in January 1999. Because of the weakness in the euro, increases in oil, gold, copper and other commodities have been even more pronounced in Euroland.

     In spite of the sluggish market for gold and gold stocks, ASA's net asset value rose from $18.43 per share on May 31, 2000 to $20.80 per share on August 31, 2000 an increase of 12.9% reflecting strength in the price of DeBeers and our two platinum stocks. DeBeers has been benefiting from continued strong diamond demand, albeit reduced from the exuberant buying in anticipation of the millennium a year ago. Earnings of the platinum mines have benefited from a weaker rand and a firm dollar price for the platinum group metals.

     In South Africa recent trends in economic growth continue to be disappointing. The year on year rise in GDP for twelve months ended June 2000, was only 2.4%, significantly below the 3% projected in the March 2000 budget. It now appears that 2.4% is likely to be the figure for this calendar year. In addition, both foreign and domestic direct investment continues sluggish. This combination of disappointing growth and sluggish investment could place more downward pressure on the rand.

     I would like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to EquiServe-First Chicago Trust Division ("FCTD"), Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, NJ, 07303-2598, U.S.A. Also FCTD is now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The FCTD address is "FCTC@EM.FCNBD.COM", and access is available 24-hours a day. In addition, FCTD has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 201-324-0498. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).

                                                Robert J.A. Irwin
September 22, 2000                            CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)

August 31, 2000
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                       Number of          South African       United States        Percent of
      Name of Company                                     Shares                   Rand             Dollars        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      South African Gold Mines
      Anglogold Limited                                1 194 947         R  325 025 584                                23.4%
      Gold Fields Limited                             10 794 979            277 430 960                                19.9
      Western Areas Gold Mining Company Limited          600 300              9 364 680                                  .7
      Harmony Gold Mining Company Limited                  1 336                 49 699                                  --
      Harmony Gold Mining Company Limited - ADRs         510 400             18 768 257                                 1.3
------------------------------------------------------------------------------------------------------------------------------------
                                                                            630 639 180        $ 90 479 079            45.3
------------------------------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                           282 000             31 369 680                                 2.3
      Franco-Nevada Mining Corporation Limited           306 460             22 524 810                                 1.6
      Placer Dome Incorporated                           365 312             22 634 731                                 1.6
------------------------------------------------------------------------------------------------------------------------------------
                                                                             76 529 221          10 979 802             5.5
------------------------------------------------------------------------------------------------------------------------------------
                                                                            707 168 401         101 458 881            50.8
------------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited      1 014 800            276 634 480                                19.9
      Anglo American Corporation PLC                     320 000            124 800 000                                 9.0
      De Beers Consolidated Mines Limited/Centenary AG   701 300            136 052 200                                 9.8
      Impala Platinum Holdings Limited                   262 700             86 691 000                                 6.2
------------------------------------------------------------------------------------------------------------------------------------
                                                                            624 177 680          89 552 034            44.9
------------------------------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                                  1 331 346 081         191 010 915            95.7
      CASH AND OTHER ASSETS LESS PAYABLES                                    60 001 439           8 631 359             4.3
------------------------------------------------------------------------------------------------------------------------------------
      Total Net Assets                                                   R1 391 347 520        $199 642 274           100.0%
------------------------------------------------------------------------------------------------------------------------------------

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 August 31, 2000                       August 31, 1999
                                                        South African      United States      South African     United States
      ASSETS                                                     Rand            Dollars               Rand           Dollars
------------------------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies--
          Cost R 207 910 436  $93 257 075 in 2000
               R 203 930 373  $93 278 995 in 1999      R  707 168 401       $101 458 881      R 698 716 785      $114 920 524
        Other companies--
          Cost R 79 793 992   $33 982 019 in 2000
               R 80 132 354   $34 342 056 in 1999         624 177 680         89 552 034        465 026 620        76 484 641
------------------------------------------------------------------------------------------------------------------------------------
                                                        1 331 346 081        191 010 915      1 163 743 405       191 405 165
      Cash in banks                                        46 443 640          6 663 363          8 406 246         1 382 603
      Bank time deposits                                   12 197 500          1 750 000                 --                --
      Dividends and interest receivable                    11 911 875          1 709 021         10 956 591         1 802 071
      Other assets                                            546 590            101 251            475 526            93 403
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                      1 402 445 686        201 234 550      1 183 581 768       194 683 242
------------------------------------------------------------------------------------------------------------------------------------

      LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                914 550            131 212            414 650            68 199
      Payable for securities purchased                     10 183 616          1 461 064                 --                --
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                    11 098 166          1 592 276            414 650            68 199
------------------------------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R0.25 nominal (par) value
        Authorized: 24,000,000 shares
        Issued & Outstanding: 9,600,000 shares              2 400 000          3 360 000          2 400 000         3 360 000
      Share premium (capital surplus)                      19 636 586         27 489 156         19 636 586        27 489 156
      Undistributed net investment income                  18 320 789         56 223 304         21 188 416        56 479 569
      Undistributed net realized gain (loss) from
        foreign currency transactions                       5 509 962        (28 955 522)         3 830 432       (28 778 177)
      Undistributed net realized gain on investment       293 839 875         78 489 199        249 184 977        72 844 552
      Net unrealized appreciation
        on investments                                  1 043 681 920         63 771 753        879 690 947        63 784 046
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency                                    7 958 388           (735 616)         7 235 760          (564 103)
------------------------------------------------------------------------------------------------------------------------------------
      Net assets                                      R 1 391 347 520       $199 642 274    R 1 183 167 118      $194 615 043
------------------------------------------------------------------------------------------------------------------------------------
      Net assets per share                                   R 144.93             $20.80           R 123.25            $20.27
====================================================================================================================================

      The notes to the financial statements form an integral part of these statements.

      The closing price of the Company's shares on the New York Stock Exchange was $16.94 on August 31, 2000 and $18.06 per share on August 31, 1999.

STATEMENTS OF OPERATIONS

(Unaudited)                                                                      Nine months ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                       August 31, 2000                     August 31, 1999
                                                              South African     United States    South African   United States
                                                                       Rand           Dollars             Rand         Dollars
------------------------------------------------------------------------------------------------------------------------------------
    Investment income
        Dividends                                              R 37 544 195       $ 5 745 783    R  34 174 145    $  5 560 140
        Interest                                                  1 169 130           173 753        1 743 464         284 965
------------------------------------------------------------------------------------------------------------------------------------
                                                                 38 713 325         5 919 536       35 917 609       5 845 105
------------------------------------------------------------------------------------------------------------------------------------
    Expenses
        Shareholders' report and proxy expenses                     779 783           118 791          532 147          88 877
        Directors' fees and expenses                              2 493 742           370 092        1 902 909         312 425
        Salaries                                                  1 651 257           250 225        1 439 637         237 675
        Other administrative expenses                             1 710 178           260 297        1 573 193         260 269
        Transfer agent, registrar and custodian                     638 081            93 839          461 179          75 311
        Professional fees and expenses                              987 408           149 188          718 977         117 914
        Insurance                                                   411 838            62 999          431 728          71 007
        Other                                                     1 826 154           276 054        1 739 885         285 756
------------------------------------------------------------------------------------------------------------------------------------
                                                                 10 498 441         1 581 485        8 799 655       1 449 234
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                        28 214 884         4 338 051       27 117 954       4 395 871
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                        50 678 601         7 283 982       68 941 656      11 393 080
      Cost of securities sold                                       338 361            48 534       27 128 438       3 820 019
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                           50 340 240         7 235 448       41 813 218       7 573 061
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency transactions
      Investments                                                        --          (311 498)              --      (9 634 327)
      Foreign currency transactions                                 (95 606)         (396 736)        (397 773)        (47 289)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized (loss) from foreign currency transactions          (95 606)         (708 234)        (397 773)     (9 681 616)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation
      on investments
      Balance, beginning of period                            1 034 686 836        86 494 686      778 778 375      49 646 548
      Balance, end of period                                  1 043 681 920        63 771 753      879 690 947      63 784 046
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation            8 995 084       (22 722 933)     100 912 572      14 137 498
------------------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) on translation
      of assets and liabilities in foreign currency               2 432 775          (231 506)       1 796 956         (19 308)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency                           61 672 493       (16 427 225)     144 124 973      12 009 635
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations                                          R 89 887 377      $(12 089 174)   R 171 242 927    $ 16 405 506
====================================================================================================================================

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)                                                                        Nine months ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                 August 31, 2000                       August 31, 1999
                                                        South African      United States      South African     United States
      STATEMENTS OF SURPLUS                                      Rand            Dollars               Rand           Dollars
------------------------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period        R    19 636 586       $ 27 489 156    R    19 636 586     $  27 489 156
------------------------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of period                R    19 424 305       $ 56 205 253    R    20 681 662     $  56 403 698
          Net investment income for the period             28 214 884          4 338 051         27 117 954         4 395 871
------------------------------------------------------------------------------------------------------------------------------------
                                                           47 639 189         60 543 304         47 799 616        60 799 569
          Dividends paid                                  (29 318 400)        (4 320 000)       (26 611 200)       (4 320 000)
------------------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                      R    18 320 789       $ 56 223 304    R    21 188 416     $  56 479 569
====================================================================================================================================
      Undistributed net realized gain (loss) from
        foreign currency transactions
          Balance, beginning of period                R     5 605 568       $(28 247 288)   R     4 228 205     $ (19 096 561)
          Net realized (loss) for the period                  (95 606)          (708 234)          (397 773)        (9 681 616)
------------------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                      R     5 509 962       $(28 955 522)   R     3 830 432     $ (28 778 177)
====================================================================================================================================
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of period                R   243 499 635        $71 253 751    R   207 371 759     $  65 271 491
          Net realized gain for the period                 50 340 240          7 235 448         41 813 218         7 573 061
------------------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                      R   293 839 875        $78 489 199    R   249 184 977     $  72 844 552
====================================================================================================================================
      Net unrealized appreciation on investments
          Balance, beginning of period                R 1 034 686 836        $86 494 686    R   778 778 375     $  49 646 548
          Increase (Decrease) for the period                8 995 084        (22 722 933)       100 912 572        14 137 498
------------------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                      R 1 043 681 920       $ 63 771 753    R   879 690 947     $  63 784 046
====================================================================================================================================
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency
          Balance, beginning of period                R     5 525 613       $   (504 110)   R     5 438 804     $    (544 795)
          Net unrealized appreciation (depreciation)
            for the period                                  2 432 775           (231 506)         1 796 956           (19 308)
------------------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                      R     7 958 388       $   (735 616)   R     7 235 760     $    (564 103)
====================================================================================================================================
                                                                                   Nine months ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                 August 31, 2000                       August 31, 1999
                                                        South African      United States      South African     United States
      STATEMENTS OF CHANGES IN NET ASSETS                        Rand            Dollars               Rand           Dollars
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                           R    28 214 884       $  4 338 051       R 27 117 954      $  4 395 871
      Net realized gain from investments                   50 340 240          7 235 448         41 813 218         7 573 061
      Net realized (loss) from foreign currency
        transactions                                          (95 606)          (708 234)          (397 773)       (9 681 616)
      Net increase (decrease) in unrealized appreciation
        on investments                                      8 995 084        (22 722 933)       100 912 572        14 137 498
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency                                    2 432 775           (231 506)         1 796 956           (19 308)
------------------------------------------------------------------------------------------------------------------------------------
                                                           89 887 377        (12 089 174)       171 242 927        16 405 506
      Dividends paid from net investment income           (29 318 400)        (4 320 000)       (26 611 200)       (4 320 000)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)                            60 568 977        (16 409 174)       144 631 727        12 085 506
      Net assets, beginning of period                   1 330 778 543        216 051 448      1 038 535 391       182 529 537
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period                       R 1 391 347 520       $199 642 274    R 1 183 167 118      $194 615 043
====================================================================================================================================

      The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS

                                 AUGUST 31, 2000
                                   (UNAUDITED)

      (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:

            A.    INVESTMENTS

      Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

      Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. The Company cannot trade in securities markets other than the Johannesburg Stock Exchange without permission of the South African Exchange Control Authorities.

      Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

      There  is  no  assurance   that  the  valuation  at  which  the  Company's
      investments are carried could be realized upon sale.

            B.    TRANSLATION OF SOUTH AFRICAN RAND INTO UNITED STATES DOLLARS

      The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. The Company translates rand into U.S. dollars at the current rand exchange rate in computing its net asset values. At August 31, 2000, the rand exchange rate was approximately R6.95 to the dollar ($.14 to the rand).

      United States dollar equivalents have been determined at appropriate rates of exchange as follows:

                  (i)   Purchases,   sales,   receipts  and   expenditures   are
            translated at the approximate official rates of exchange in effect at the respective dates of such transactions.

                  (ii) Assets, including investment securities, at quoted market value (Note (1) A), and liabilities at each reporting date are translated at the official exchange rate in effect at such date.

                  (iii) Ordinary shares  outstanding and share premium  (capital surplus) accounts are translated at historical rates, averaging $1.40 to the rand.

            C.    EXCHANGE GAINS AND LOSSES

      The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

            D.    SECURITY TRANSACTIONS AND INVESTMENT INCOME

      During the nine months ended August 31, 2000 sales of securities amounted to R 50,678,601 ($7,283,982) and purchases of securities amounted to R 13,027,578 ($1,879,586). During the nine months ended August 31, 1999 sales of securities amounted to R 68,941,656 ($11,393,080) and purchases of securities amounted to R 167,246,260 ($10,983,353). Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend). Interest income is recognized on the accrual basis.

            E.    DISTRIBUTIONS TO SHAREHOLDERS

      Dividends to shareholders are recorded on the ex-dividend date.

            F.    USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

      (2) TAX STATUS OF THE COMPANY--There is no South African tax on dividends received by the Company and it is exempt from tax on gains realized on the disposition of securities, provided, as has been the Company's practice, that its purchases of securities are made for investment purposes. Effective June 1996, the Company is no longer subject to tax on interest income and was also granted exemption from the payment of a Secondary Tax on Companies. The Company (a South African corporation) intends to conduct its business in a manner that will not subject it to United States income or capital gain taxes.

      The South African Minister of Finance has recently announced proposed amendments to the South African ("SA") tax system in the 2000 National Budget. If enacted into law, certain of the Company's income might be subject to taxation. Due to the uncertainty surrounding these proposed changes to the SA tax system and their applicability to the Company, management has not assessed the ultimate impact on the Company's financial position.

      The reporting for financial statement purposes of distributions made during the period from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See page 10 for additional tax information for United States shareholders.

      (3) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

      (4) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the nine months ended August 31, 2000, there was no retirement plan expense, and in the nine months ended August 31, 1999, retirement plan expense aggregated R3,995 ($699). In addition, in 1998 the Company renewed an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $28,125 per year for five years.

FINANCIAL HIGHLIGHTS

                                                    Nine months ended                      Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                  August 31  August 31
                                                    2000       1999
                                                      (Unaudited)           1999         1998       1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   South African Rand
------------------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of period        R 138.62    R 108.18    R 108.18     R 99.38    R 161.77    R 127.19    R 181.42
====================================================================================================================================
      Net investment income                           2.94        2.82        3.56        3.59        4.43        4.52        5.17
      Net realized gain from investments              5.24        4.36        3.76        1.91          --        1.50        2.39
      Net realized gain(loss) from foreign
        currency transactions                         (.01)       (.04)        .14         .19         .11        (.12)        .10
      Net increase(decrease) in unrealized
        appreciation on investments                    .94       10.51       26.66        7.61      (61.40)      34.03      (54.67)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency                .25         .19         .01        (.09)        .02         .62         .01
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                9.36       17.84       34.13       13.21      (56.84)      40.55      (47.00)
      Less dividends                                 (3.05)      (2.77)      (3.69)      (4.41)      (5.55)      (5.97)      (7.23)
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period              R 144.93    R 123.25    R 138.62    R 108.       R 99.38    R 161.77    R 127.19
====================================================================================================================================
                                                                                  United States Dollars
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period        $  22.51    $  19.01    $  19.01    $  20.45    $  35.09    $  34.66    $  51.10
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                            .45         .46         .58         .66         .97        1.10        1.43
      Net realized gain from investments               .75         .79         .62         .32          --         .39         .65
      Net realized (loss) from foreign
        currency transactions                         (.07)      (1.01)       (.95)       (.11)         --        (.71)       (.93)
      Net increase(decrease) in unrealized
        appreciation on investments                  (2.37)       1.47        3.84       (1.49)     (14.41)       1.05      (15.58)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency               (.02)         --         .01        (.02)         --          --        (.01)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations               (1.26)       1.71        4.10        (.64)     (13.44)       1.83      (14.44)
      Less dividends                                  (.45)       (.45)       (.60)       (.80)      (1.20)      (1.40)      (2.00)
------------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period              $  20.80    $  20.27    $  22.51    $  19.01    $  20.45    $  35.09    $  34.66
====================================================================================================================================
      Market value per share, end of period       $  16.94    $  18.06    $ 19.125    $  19.13    $  20.63    $  37.63    $  39.00
      TOTAL INVESTMENT RETURN(1)
      Based on market value per share                (9.04%)     (3.01%)      3.44%      (3.30%)    (42.86%)      (.28%)     (6.36%)
      RATIOS TO AVERAGE NET ASSETS(1)
      Expenses                                         .81%        .84%       1.13%       1.15%        .71%        .49%        .53%
      Net investment income                           2.22%       2.56%       3.02%       3.34%       3.25%       2.72%       3.47%
      SUPPLEMENTAL DATA:
      Net assets, end of period (000 omitted)     $199,642    $194,615    $216 051    $182 530    $196 301    $336 882    $332 691
      Portfolio turnover rate                          .98%       6.66%       6.66%       1.06%         --        1.79%       2.40%
------------------------------------------------------------------------------------------------------------------------------------
      Per share calculations are based on the 9,600,000 shares outstanding.
      (1) Determined in dollar terms.

SUPPLEMENTARY INFORMATION

Nine months ended August 31, 2000 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               South African Rand
------------------------------------------------------------------------------------------------------------------------------------
      Certain fees incurred by the company
        Directors' fees                                                                                          R 1 189 468
        Officers' salaries                                                                                         1 086 701
        Arthur Andersen (Auditors)                                                                                   306 604
        Ranquin Associates (South African Secretary)                                                                 440 325


             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS


      From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which be held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

      The Company's per share earnings and profits accumulated (undistributed) in each of the fiscal years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 1999.

      YEAR ENDED NOVEMBER 30            PER YEAR             PER DAY
      ----------------------            --------             -------
               1964 ..............       $ .042              $.00012
               1965 ..............         .067               .00019
               1966 ..............         .105               .00029
               1967 ..............         .277               .00076
               1968 ..............         .241               .00066
               1969 ..............         .461               .00126
               1970 ..............         .218               .00060
               1971 ..............         .203               .00056
               1972 ..............         .445               .00122
               1973 ..............         .497               .00136
               1974 ..............        1.151               .00316
               1975 ..............         .851               .00233
               1976 ..............         .370               .00101
               1977 ..............         .083               .00023
               1978 ..............         .357               .00098
               1979 ..............         .219               .00060
               1980 ..............        1.962               .00538
               1981 ..............         .954               .00261
               1982 ..............         .102               .00028
               1983 ..............          -0-                  -0-
               1984 ..............          -0-                  -0-
               1985 ..............       (.151)             (.00041)
               1986 ..............          -0-                  -0-
               1987 ..............          -0-                  -0-

      Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder elects either to treat the Company as a qualified electing fund ("QEF") with respect to Company shares, or for taxable years of such United States shareholder beginning after December 31, 1997, to "mark-to-market" his Company shares as of the close of each taxable year, or make neither of these elections.

      In general, if a United States shareholder of the Company does not make either such election, any gain realized on the direct or indirect disposition of Company stock by the United States shareholder will be treated as ordinary income. In addition, such non-electing United States shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such non-electing United States shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would immune a U.S. taxpayer becoming a nonresident alien.

      If the United States shareholder elects to treat the Company as a QEF with respect to his interest therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his interest generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder would include annually in his gross income his pro rata share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who made the QEF election for the first year he held his shares during which the Company was a PFIC (or who later made the election and also elected to treat his shares generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective) would recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

      Alternatively, if the United States shareholder makes the mark-to-market election with respect to Company shares, such electing United States shareholder would be required annually to report any unrealized gain with respect to such shares as an item of ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of Company shares also would be treated as ordinary income, but such United States shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his Company shares prior to the first taxable year for which the mark-to-market election was effective.

      A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 1999 Annual Report under the heading "Certain tax information for United States shareholders."

      DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A.)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (U.S.A.)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (South Africa)                    (South Africa)

---------------------------------------------
WESLEY A. STANGER, JR., DIRECTOR EMERITUS

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

   RANQUIN ASSOCIATES, SOUTH AFRICAN SECRETARY

   DANA L. PLATT, ESQ., ASSISTANT SECRETARY

AUDITORS

   ARTHUR ANDERSEN & CO., JOHANNESBURG, SOUTH AFRICA

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,
   KIRKPATRICK & LOCKHART LLP, NEW YORK, N.Y., U.S.A.

CUSTODIAN

   THE CHASE MANHATTAN BANK, N.A. NEW YORK, N.Y., U.S.A.

SHAREHOLDER SERVICES

   LGN ASSOCIATES, FLORHAM PARK, NJ, USA (973) 377-3535
   WEBSITE--http://www.asaltd.com

 TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.


ASA LIMITED


[GRAPHIC OMITTED]




    INTERIM
    REPORT




    FOR THE
  NINE MONTHS
     ENDED
AUGUST 31, 2000